SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TICKETMASTER GROUP

          GABELLI PERFORMANCE PARTNERSHIP
                                 2/11/98            1,000            25.2500
                                 2/11/98            2,500            25.5000
          GABELLI INTERNATIONAL LTD
                                 2/26/98            1,000-           26.6250
                                 2/25/98            1,000-           27.0833
                                 2/11/98            2,500            25.5000
                                 2/11/98            1,000            25.2500
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 3/04/98            5,000            26.5400
               THE GABELLI SMALL CAP GROWTH FUND
                                 2/10/98           35,000            24.8077
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 2/10/98           10,000            24.8077
               THE GABELLI ASSET FUND
                                 2/19/98            5,000            26.0000
               THE GABELLI ABC FUND
                                 2/10/98           20,000            24.8077
          GAMCO INVESTORS, INC.
                                 3/10/98            1,000-           27.8125
                                 3/09/98          118,700            26.3752
                                 3/09/98            8,200            26.5000
                                 3/06/98           10,000            26.4375
                                 3/06/98            1,000            26.5000
                                 3/05/98              900            26.5000
                                 3/04/98            2,000            26.6250
                                 3/03/98            1,000            26.7500
                                 2/27/98            5,000            27.0000
                                 2/18/98            2,500            25.8850
                                 2/17/98            2,400            25.7500
                                 2/17/98            1,000            24.7892
                                 2/17/98            4,300            25.6250
                                 2/17/98            1,000-           24.7892
                                 2/11/98            5,900            25.0000
                                 2/10/98            2,000            24.5000






                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TICKETMASTER GROUP

          GAMCO INVESTORS, INC.
                                 2/10/98           16,600            24.7892
                                 2/10/98            2,500            25.0000
                                 2/09/98            2,000            24.7500
          MJG ASSOCIATES, INC.
                                 2/24/98            1,000-           26.5000
                                 2/25/98            2,000-           27.0833
          GABELLI ASSOCIATES FUND
                                 3/10/98           10,000            27.8750
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 2/25/98            1,000            27.8750
                                 2/12/98            1,000-           26.2500

























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ.

          (2) PRICE EXCLUDES COMMISSION.